SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported) SEPTEMBER 23, 1997.

                  The Money Store Investment Corporation and The Money Store of New York, Inc., as Originators under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B.


                     The Money Store Investment Corporation
               and The Money Store of New York, Inc. (Exact name of
                     registrant as specified in its charter)

New Jersey                                                  22-2293019
New York                         333-32775                  22-3143559
(State or other                (Commission File          (IRS Employer ID
jurisdiction of                  Number)                     Number)
incorporation)


2840 Morris Avenue, Union, New Jersey                        07083
(Address of principal executive offices)                  (Zip Code)

Registrant's Telephone Number, including area code:      (908) 686-2000


                                       N/A
          (Former name or former address, if changed since last report)

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 Item 5.          OTHER EVENTS

                  This Current Report on Form 8-K is being filed to file a copy of the Computational Materials and ABS Term Sheets (as defined below) of Prudential Securities Incorporated (the "Underwriter") in connection with the issuance of $140,000,000 principal amount of The Money Store SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1. The terms "Computational Materials" and "ABS Term Sheets" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

                  EXHIBIT NO.

                 99.1 Computational Materials and ABS Term Sheets of Prudential Securities Incorporated.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE OF NEW YORK INC.


                                        By: /S/ MICHAEL H. BENOFF
                                            Name: Michael H. Benoff
                                            Title: Senior Vice President

Dated: September 24, 1997

                                  EXHIBIT INDEX

EXHIBIT                                                                  PAGE


99.1              Computational Materials and ABS Term
                  Sheets of Prudential Securities Incorporated